UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

WaveDancer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway Ste 210
Fairfax, VA 22033
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WAVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Mark T. Krial, Class I director of WaveDancer, Inc., opted not to stand for re-election following the expiration of his term at the 2022 Annual Meeting of Stockholders on September 13, 2022.

Item 5.07         Submission of Matters to a Vote of Security Holders.

(a)	The Company held its Annual Meeting of Shareholders on September 13, 2022.

(b)
Linda L. Singh and Bonnie K. Wachtel were each elected as Class I directors at the Annual Meeting by an affirmative vote of a majority of the shares present in person or represented by proxy at the meeting, at which a quorum was present.

Proposal 1 - The final votes cast in addition to broker non-votes on the proposal to elect Linda L. Singh and Bonnie K. Wachtel as Class I Directors were as follows:

Class I Director Nominees	Votes For	Votes Against	Broker Non-Votes
Linda L. Singh	8,461,596	498,387	390,314
Bonnie K. Wachtel	8,031,971	928,012	390,314

Proposal 2 – The final votes cast in addition to abstentions and broker non-votes on the proposal to approve on an advisory basis the Company’s executive compensation for Named Executive Officers were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve the Company’s executive compensation for Named Executive Officers	8,632,041	158,614	169,328	390,314

Proposal 3 – The final votes cast in addition to abstentions and broker non-votes on the proposal to establish the frequency of advisory votes on the compensation for Named Executive Officers were as follows:

Proposal	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory vote to establish the frequency with which future advisory votes to approve the Company’s executive compensation for Named Executive Officers will be taken	5,726,418	1,413,361	1,529,009	291,195	390,314

Proposal 4 - The final votes cast in addition to abstentions on the proposal to ratify the appointment of CohnReznick LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022, were as follows:

Proposal	Votes For	Votes Against	Abstentions
Ratification of the appointment of CohnReznick LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022	9,218,644	5	131,648

Item 9.01         Financial Statement and Exhibits

      (d)          See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit
Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVEDANCER, INC.

Date: September 16, 2022	By:	/s/ Timothy G. Hannon
Timothy G. Hannon
Chief Financial Officer

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